EXHIBIT 24.0
POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 28, 2010 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of October, 2010.

/s/ James A. Bernards
James A. Bernards

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 28, 2010 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2010.

/s/ Terrence W. Glarner
Terrence W. Glarner

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 28, 2010 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of October, 2010.

/s/ Willem D. Maris
Willem D. Maris

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Patricia M. Hollister as attorney and agent for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 28, 2010 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2010.

/s/ Donald S. Mitchell
Donald S. Mitchell

POWER OF ATTORNEY
     KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 28, 2010 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.
     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2010.

/s/ David V. Smith
David V. Smith